
Lincoln Life & Annuity Flexible Premium Variable Life Account Y

Lincoln Life & Annuity Company of New York

Home Office Location:

100 Madison Street

Suite 1860

Syracuse, NY 13202

(888) 223-1860

Administrative Office:

Customer Service Center

One Granite Place

Concord, NH 03301

(800) 444-2363

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               A Flexible Premium Variable Life Insurance Policy

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     This prospectus describes American Legacy AssetEdgeSM VUL, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln

Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us",

"Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.

     The policy described in this prospectus is available only in New York.

     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account Y ("Separate Account"), or to the

Fixed Account. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Each Sub-Account invests in one of the funds listed below.

                  American Funds Insurance Series

                  Asset Allocation Fund (Class 2)

                  Blue Chip Income and Growth Fund (Class 2)

                  Bond Fund (Class 2)

                  Cash Management Fund (Class 2)

                  Global Bond Fund (Class 2)

                  Global Discovery Fund (Class 2)

                  Global Growth Fund (Class 2)

                  Global Growth and Income Fund (Class 2)

                  Global Small Capitalization Fund (Class 2)

                  Growth Fund (Class 2)

                  Growth-Income Fund (Class 2)

                  High-Income Bond Fund (Class 2)

                  International Fund (Class 2)

                  International Growth and Income Fund (Class 2)

                  New World Fund (Class 2)

                  U.S. Government/AAA-Rated Securities Fund (Class 2)

     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See

the last page of this prospectus for information on how you may obtain the SAI.

     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided,

at the back of the prospectus.

     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                      Prospectus Dated: December 22, 2009


                                 Table of Contents




Contents                                                 Page

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

LINCOLN LIFE, THE SEPARATE ACCOUNT AND

  THE GENERAL ACCOUNT.............................         8

    Fund Participation Agreement..................         9

    Distribution of the Policies and

      Compensation................................         9

    Sub-Accounts and Funds........................        10

    Sub-Account Availability and Substitution of






Contents                                                 Page

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

    Changes to the Initial Specified Amount and

    Taxation of Life Insurance Contracts in

RESTRICTIONS ON FINANCIAL

CONTENTS OF THE STATEMENT OF



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POLICY SUMMARY

Benefits of Your Policy

Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus,

including adverse investment performance and the amount and timing of Premium

Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium

Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "Underlying Funds". You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate premiums and Accumulation Values to the Fixed Account.

Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the

Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus,

respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Policy Values in the General Account.

Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's

Separate Account, of which the Sub-Accounts form a part, the assets of the

General Account are subject to the general liabilities of the Company and,

therefore, to the Company's general creditors. The general liabilities of the

Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

                                                                               3

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Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection,

and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial

Surrenders will increase the risk of lapse.

In addition to paying sufficient premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on your policy values, your policy may include two no-lapse periods.

Your policy may provide for a 20 year no-lapse period and a 10 year no-lapse period. If this provision is in effect and you pay the respective premiums required by these provisions, your policy will not enter the Grace Period and lapse during the applicable 20 year or 10 year period even if the Net

Accumulation Value of your policy is insufficient to cover the Monthly

Deductions. Both provisions require that you have elected either Death Benefit

Option 1 or Death Benefit Option 2; these provisions are not available if you select Death Benefit Option 3. Once the applicable 20 year or 10 year coverage period ends, if the Net Accumulation Value of your policy is insufficient to cover the Monthly Deductions, your policy may enter the Grace Period and lapse even if you pay the respective premiums which you were required to pay during those periods. (See section headed "No-Lapse Provision" for more information about these provisions, including information about the death benefit payable.)

Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

Depending upon your choice of Death Benefit Option, adverse performance of the

Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your policy within the first 10-15 policy years. There is no Surrender Charge assessed if you partially surrender your policy; however a Surrender Charge may be assessed if you specifically request a Reduction in the specified amount within the first 10 policy years or within ten policy years from the date of an increase in specified amount. (See the section headed "Surrender Charges" for a detailed discussion of when Surrender Charges are assessed.) Full or Partial

Surrenders may result in tax consequences. Depending on the amount of premium paid, or any Reduction in Specified Amount, there may be little or no Surrender

Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse.

Tax Consequences. As noted in greater detail in the section headed "Tax

Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment Of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.

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Charges and Fees

This section describes the fees and expenses that you will pay when buying,

owning and surrendering your policy. Refer to the "Policy Charges and Fees"

section later in this prospectus for more information.

Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer Accumulation Values between Sub-Accounts.




                                               Table I: Transaction Fees

                                           When Charge                                       Amount

          Charge                           is Deducted                                      Deducted


Maximum sales charge           When you pay a premium.                Guaranteed not to exceed 3.5% of each

imposed on premiums                                                   premium.

(Premium Load)

Surrender Charge*1             For up to 15 years from the

                                Policy Date and up to 15 years

                                from the effective date of each

                                increase in specified amount, a

                                Surrender Charge will be

                                deducted at the time you effect

                                a Full Surrender of your policy.

                                For up to 10 years from the

                                Policy Date or up to 10 years

                                from the effective date of each

                                increase in specified amount, a

                                Surrender Charge will be

                                deducted at the time you effect

                                a Reduction in Specified

                                Amount.

  Maximum Charge                                                       $46.47 per $1,000 of specified amount.

  Minimum Charge                                                       $0.00 per $1,000 of specified amount.

  Charge for a                                                         For a male, age 45, standard non-tobacco, in

  Representative Insured                                               year one the maximum Surrender Charge is

                                                                       $30.76 per $1,000 of specified amount.

                                                                       For a female, age 45, standard non-tobacco, in

                                                                       year one the maximum Surrender Charge is

                                                                       $22.14 per $1,000 of specified amount.

Transfer Fee                   Applied to any transfer request        $      25

                                in excess of 24 made during

                                any policy year.



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.

  1 During the life of the policy, you may request one or more Partial

  Surrenders, each of which may not exceed 90% of your policy's Surrender

  Value as of the date of your request. If you wish to surrender more than 90%

  of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial

  Surrenders of your policy.)

                                                                               5

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Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.




                              Table II: Periodic Charges Other Than Fund Operating Expenses

                                            When Charge                                      Amount

           Charge                           is Deducted                                     Deducted


Cost of Insurance*               Monthly

  Maximum Charge                                                      $83.33 per month per $1,000 of Net Amount at

                                                                      Risk.

                                                                      Individuals with a higher mortality risk than

                                                                      standard issue individuals can be charged from

                                                                      125% to 800% of the standard rate.

  Minimum Charge                                                      $0.00 per month per $1,000 of Net Amount at

                                                                      Risk.

  Charge for a                                                        For a male, age 45, standard non-tobacco, in

  Representative Insured                                              year one the guaranteed maximum monthly cost

                                                                      of insurance rate is $0.23 per month per $1,000

                                                                      of Net Amount at Risk.

                                                                      For a female, age 45, standard non-tobacco, in

                                                                      year one the guaranteed maximum monthly cost

                                                                      of insurance rate is $0.16 per month per $1,000

                                                                      of Net Amount at Risk.

Mortality and Expense            Daily (at the end of each           Daily charge as a percentage of the value of the

Risk Charge ("M&E")              Valuation Day).                     Separate Account, guaranteed not to exceed an

                                                                      effective annual rate of 0.15% in years 1-15 and

                                                                      0% in policy years 16 and later.

Administrative Fee*              Monthly                             A flat fee of $10 per month in all years.

                                                                      In addition to the flat fee of $10 per month, for

                                                                      the first ten policy years from issue date or

                                                                      increase in specified amount, a monthly fee per

                                                                      dollar of Initial Specified Amount or increase in

                                                                      specified amount as follows:

  Maximum Charge                                                      $1.25 per month per $1,000 of Initial Specified

                                                                      Amount or increase in specified amount.

  Minimum Charge                                                      $0.01 per month per $1,000 of Initial Specified

                                                                      Amount or increase in specified amount.

  Charge for a                                                        For a male age 45, standard non-tobacco, the

  Representative Insured                                              maximum additional monthly charge is $0.29

                                                                      per month per $1,000 of specified amount.

                                                                      For a female age 45, standard non-tobacco, the

                                                                      maximum additional monthly charge is $0.27

                                                                      per month per $1,000 of specified amount.

Policy Loan Interest             Annually                            4.0% annually of the amount held in the Loan

                                                                      Account.2

Overloan Protection Rider        One-time charge when benefit        Maximum charge of 5.0% of the then current

                                  is elected                          Accumulation Value.3



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


                    Table II: Periodic Charges Other Than Fund Operating Expenses (continued)

                                        When Charge                                   Amount

          Charge                        is Deducted                                  Deducted


Optional Rider Charges                                         Individualized based on whether optional

                                                                Rider(s) selected.

Change of Insured Rider        N/A                             There is no charge for this rider.

Estate Tax Repeal Rider        One-time charge at issue        $250

Waiver of Monthly              Monthly                         A percent of all other covered monthly charges.

Deduction Rider4

  Maximum Charge                                                12.0% of all other covered monthly charges.

  Minimum Charge                                                2.0% of all other covered monthly charges.

  Charge for a                                                  For a male, age 45, standard non-tobacco, the

  Representative Insured                                        maximum percentage is 3.5% of all other

                                                                covered monthly charges.

                                                                For a female, age 45, standard non-tobacco, the

                                                                maximum percentage is 5.0% of all other

                                                                covered monthly charges.



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.

  2 Effective annual interest rate of 4.0% in years 1-10, and 3.10% in years

   11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy

   Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are

   credited with interest at an effective annual rate guaranteed not to be less than 3.0%. The net cost of your loan (that is, the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in policy years 1-10 and 0.1% in policy years 11 and later.

  3 Accumulation Value of the policy is the sum of the Fixed Account value,

   the Separate Account Value, and the Loan Account Value. See "Policy Values"

   section for detailed discussion of how each value is calculated.

  4 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. "Covered monthly charges" are the Monthly Deductions under the policy: the Cost of Insurance

   Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the maximum and minimum total operating expenses charged by the underlying funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund

                                     assets)

            Total Annual Operating Expense                  Maximum        Minimum


Total management fees, distribution and/or service         1.06%          0.53%

(12b-1) fees, and other expenses.



                                                                               7


LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York ("Lincoln Life, the Company, we, us,

our") (EIN 22-0832760), is a stock life insurance company chartered in New

Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities.

Lincoln Life is an indirect wholly owned subsidiary of Lincoln National

Corporation ("LNC"), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current

Accumulation Value of your policy are backed by the claims-paying ability of

Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the

Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation

(NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds,

managed accounts, retirement solutions, life insurance, 401(k) and 403(b)

plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Lincoln Life & Annuity Flexible Premium Variable Life Account Y ("Separate

Account") is a Separate Account of the Company which was established on January

8, 2002. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and

Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate

Account must be approved by the New York State Insurance Department.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the

Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor.

We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of

Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds,

mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information.  We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally

Accepted Accounting Principles (GAAP). Our audited GAAP financial statements,

as well as the financial statements of the Separate Account, are located in the

Statement of Additional Information. If you would


like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at

www.LincolnFinancial.com.

Fund Participation Agreement

In order to make the funds in which the Sub-Accounts invest available, Lincoln

Life has entered into an agreement with American Funds Insurance Series. In this agreement, Lincoln Life must perform certain administrative services for the fund or its distributor. For these administrative functions, Lincoln Life may be compensated by the fund at an annual rate of .25% of the assets attributable to the policies. The compensation comes from 12b-1 fees.

Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of such broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"),

which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 99% of first year premium and 27% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for,

including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820,

includes such things as office space, computers, club credit, prizes, awards,

and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1)

"preferred product" treatment of the policies in their marketing programs,

which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers.

The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving,

or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments)

with respect to which a broker-dealer does not receive additional compensation,

or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers,"

who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln

Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the

Separate Account. The potential of receiving, or the receipt

                                                                               9


of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General

Account, which supports insurance and annuity obligations.

Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate

Account ("Sub-Accounts"). All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate "Underlying Fund". You do not invest directly in these Underlying Funds. The investment performance of each

Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative,

marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a

Sub-Account or restrict allocation of additional purchase payments to a

Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield,

and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying

Funds will be met. You assume all of the investment performance risk for the

Sub-Accounts you select. The amount of risk varies significantly among the

Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment adviser and objectives are listed below. Comprehensive information on each underlying fund, its objectives and past performance may be found in that fund's prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363.

American Funds Insurance Series, advised by Capital Research and Management

Company

        o Asset Allocation Fund (Class 2): Current income.

        o Blue Chip Income and Growth Fund (Class 2): Income and growth.

        o Bond Fund (Class 2): Current income.

     o Cash Management Fund (Class 2): Preservation of capital.

       (Referenced as "Money Market Sub-Account")

     o Global Bond Fund (Class 2): Total return.

     o Global Discovery Fund (Class 2): Long-term growth.

     o Global Growth Fund (Class 2): Long-term growth.

     o Global Growth and Income Fund (Class 2): Growth and income.

        o Global Small Capitalization Fund (Class 2): Long-term growth.

     o Growth Fund (Class 2): Long-term growth.

        o Growth-Income Fund (Class 2): Growth and income.

     o High-Income Bond Fund (Class 2): High current income.

     o International Fund (Class 2): Long-term growth.

        o International Growth and Income Fund (Class 2): International growth and income.

        o New World Fund (Class 2): Long-term growth.

        o U.S. Government/AAA-Rated Securities Fund (Class 2): High current income.

Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. Substitute funds may have higher charges than the funds being replaced.

Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date

                                                                              11


chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the

Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition,

because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.

POLICY CHARGES AND FEES

Policy charges and fees compensate us for providing your insurance benefit,

administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the

Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets.

Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an

Underlying Fund is contained in each fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge, unless you and we agree otherwise in writing. Currently we will permit you to designate the specific Sub-Accounts and/or the Fixed Account from which you wish Monthly Deductions to be deducted.

However, we reserve the right to terminate or change this practice upon notice to you.

If you have selected designated Sub-Accounts, and in a given month there is not sufficient value in one or more of those Sub-Accounts to cover the Monthly

Deduction, we will deduct the remaining Monthly Deduction pro rata from the

Sub-Accounts which have value. The Monthly Deductions are made on the "Monthly

Anniversary Day," the Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated Sub-Accounts at any time prior to a Monthly Anniversary Day by contacting our Administrative

Office.

If the value is insufficient to cover the current Monthly Deduction, you have a

61-day Grace Period to make a payment sufficient to cover that deduction.


Premium Load; Net Premium Payment

We make a deduction from each Premium Payment. This amount, referred to as

"Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the

Company. We deduct 3.5% from each Premium Payment. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."

Surrender Charges

General:

Your policy gives you the right to (i) fully surrender your policy (a "Full

Surrender") and receive the Accumulation Value of the policy less any applicable Surrender Charges (which is called the policy's "Surrender Value");

(ii) partially surrender your policy and receive from the Accumulation Value of your policy the amount you specifically request in cash (a "Partial

Surrender"); and (iii) request a reduction in the specified amount of your policy (a "Reduction in Specified Amount"). The "Accumulation Value" of your policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value (see section headed "Premiums - Policy Values" for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the policy's Surrender Value (see section headed "Policy

Surrenders - Partial Surrenders" for a detailed discussion).

A "Surrender Charge" may apply if you request a Full Surrender or a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy. No Surrender Charge is imposed if you request a Partial Surrender.

The Surrender Charge varies by age of the insured, the number of years since the "Policy Date" or the date of an increase in specified amount, and the specified amount. (See section headed "Your Insurance Policy" for a discussion of Policy Date.) The Surrender Charge will never exceed $46.47 per $1,000 of specified amount. A personalized schedule of Surrender Charges is included in each policy when your policy is issued. That schedule will calculate for you for each year during which a Surrender Charge based upon the Initial Specified

Amount will be imposed, the result of multiplying (a) the amount per $1,000 of

Initial Specified Amount by (b) the Initial Specified Amount divided by 1,000.

If you increase the specified amount, a new Surrender Charge schedule will be applicable to each increase. This charge would be imposed if you request a

Reduction of Specified Amount with respect to all or part of the increased specified amount, and it is in addition to any Surrender Charge that would apply to the existing specified amount. Upon an increase in specified amount,

we will send you a confirmation of the increase.You may obtain more information about the Surrender Charges that would apply to your policy by requesting a personalized illustration from your financial adviser. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased specified amount and their impact on your policy values. In addition, an example of how the various actions described below would impact the Surrender

Charge is included in Appendix A of this prospectus.

The length of time during which Surrender Charges apply ("Surrender Charge

Period"), whether the Surrender Charges relate to the Initial Specified Amount or any increase in specified amount, is determined by the age of the insured on the Policy Date or on the date of an increase in specified amount. The length of the Surrender Charge Period with respect to a Reduction in Specified Amount does not vary by age and is always 10 years from the Policy Date for the

Initial Specified Amount or from the effective date of each increase in specified amount.

For Full Surrenders -




If, on the Policy Date                            The Surrender Charge Period as it relates to the

(or date of increase in specified amount),        Initial Specified Amount or any increase

the insured is:                                   in specified amount is:



                                                                              13





o Ages 0-55,               15 years

o Age 56,                  14 years

o Age 57,                  13 years

o Age 58,                  12 years

o Age 59,                  11 years

o Age 60 and above,        10 years



The Surrender Charge Period with respect to the Initial Specified Amount starts on the Policy Date. The Surrender Charge Period with respect to any given increase in specified amount starts on the date of such increase. A new

Surrender Charge schedule will be applicable to each increase. Each increase and its Surrender Charge Period is tracked separately for purposes of determining the applicable Surrender Charge.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within, at most, 15 years following the Policy Date or, at most, 15 years from the effective date of each increase in specified amount.

When you apply for the policy, your financial adviser can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in Specified Amount at various points during your policy ownership. In addition, after your policy is issued, please also contact your financial adviser before you request a Full Surrender or a

Reduction in Specified Amount of your policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.

Full Surrenders:

If you request a Full Surrender of your policy in which the specified amount has previously neither increased or decreased, the Surrender Charge will equal

1) multiplied by 2) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

     and

2) the Initial Specified Amount divided by 1,000.

For example, the Surrender Charge for a Full Surrender of a policy at the end of the tenth policy year for a male, standard non-tobacco, issue age 45 with an

Initial Specified Amount of $1,000,000 which has not been increased would be:

a) $11.93 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $11,930.

If you request a Full Surrender of the policy in which you have previously requested one or more increases in the specified amount (but have not previously requested a decrease in the specified amount), the Surrender Charge will equal 1) plus 2) where:

1) is

  a) the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; multiplied by

     b) the Initial Specified Amount divided by 1,000; and

2) is for each increase in specified amount

  a) the amount per $1,000 of increase in specified amount for the number of years since the date of each increase; multiplied by

     b) the increased specified amount divided by 1,000


If you request a Full Surrender of your policy in which you had previously requested a Reduction in Specified Amount (but have not previously requested an increase in the specified amount), the Surrender Charge will equal 1)

multiplied by 2) multiplied by 3) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

2) is one minus the percentage of the Initial Specified Amount for which a

   Surrender Charge was previously assessed; and

3) is the specified amount divided by 1,000.

The charge assessed upon a Full Surrender will not exceed the Policy's

Accumulation Value.

Reduction in Specified Amount:

If you request a Reduction in Specified Amount of your policy where you have not previously requested an increase in specified amount, the Surrender Charge will be calculated as 1) divided by 2) and then multiplied by 3), where:

     1) is the amount of this decrease;

     2) is the Initial Specified Amount; and

     3) is the Surrender Charge applicable for the policy year as stated in your policy specifications.

The length of the Surrender Charge period for Reductions in Specified Amount is

10 years from the Policy Date for the Initial Specified Amount or 10 years from the effective date of each increase in specified amount.

The same calculation is made each time you request a Reduction in Specified

Amount.

If you request a Reduction in Specified Amount of your policy when you previously have requested an increase in specified amount, each increase in specified amount (or part thereof, if your request for Reduction in Specified

Amount is for less than the full amount of the most recent increase in specified amount) will be surrendered separately on a last in, first out basis.

That is, the most recently requested increase in specified amount will be surrendered first, then the next most recently requested increase in specified amount (or part thereof) will be surrendered next, until the specified amount has been reduced in accordance with your request for a Reduction in Specified

Amount. Rather than impose a charge to recover the expenses incurred by the

Company to process the increase at the time the increase is approved, the

Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a

Reduction in Specified Amount result in the surrender of an increase in specified amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in specified amount which were made more than 10 years prior to your request for a

Reduction in Specified Amount.

If your request for Reduction in Specified Amount exceeds the amount of the most recent increase in specified amount, then the next most recent increase

(or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered.

Increases in specified amounts will be surrendered successively (including, if necessary a part of the Initial Specified Amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in

Specified Amount. Any requests for Reduction in Specified Amount thereafter will be handled in a similar manner, that is, the most recent increase in specified amount or unsurrendered part of an increase in specified amount will be next surrendered in whole or in part.

If you engage in a series of increases and reductions in specified amount, the latest increase in the specified amount of your policy will be surrendered in whole or in part should you subsequently request a Reduction in Specified

Amount. If the only increase in specified amount (or part thereof) which will be surrendered became effective more than 10 years ago, then no Surrender

Charge would be imposed on a Reduction in Specified Amount involving the surrender of such increase in specified amount.

We may limit requests for Reduction in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

                                                                              15


Partial Surrender:

There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the amount of any Partial Surrender to 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender

(see section headed "Policy Surrenders - Partial Surrenders" for a detailed discussion.) In addition, a Partial Surrender may reduce the policy's specified amount if you have elected Death Benefit Option 1 or Death Benefit Option 3

(see section headed "Policy Surrenders - Partial Surrenders" for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the policy's specified amount below the minimum specified amount or below the level required to maintain the policy as life insurance for the purposes of federal income tax law (see section headed "Tax

Issues - Taxation of Life Insurance in General" for detailed discussion).

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to Surrender Charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.

In addition, if your policy includes the Enhanced Surrender Value Rider, you may surrender your policy for an enhanced Surrender Value during policy years 1 through 5, without being subject to the policy Surrender Charges.

Any surrender may have tax implications. Consult your tax or other adviser before initiating a surrender.

Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.

Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an Administrative Fee of $25.

Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The guaranteed charge is the effective annual rate of 0.15% in policy years 1-15 and 0.00% in policy years

16 and beyond.

Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance

Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The Cost of Insurance Charge depends on the policy duration, the age,

underwriting category and gender of the insured, and the current "Net Amount at

Risk". The Net Amount at Risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, Premium Payment patterns, and charges. The rate on which the Monthly Deduction for the Cost of

Insurance Charge is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the value at


the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable cost of insurance rate as determined by the

Company.

The current Cost of Insurance Charge may be less than the guaranteed Cost of

Insurance Charge, but it will never exceed the maximum Cost of Insurance

Charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.

Administrative Fee

There is a flat Monthly Deduction of $10 during all policy years.

For the first ten policy years from the Policy Date or increase in specified amount, there is an additional charge which varies generally with the insured's issue age, sex, death benefit option, Benefit Selection Option, and premium class. This charge will never exceed $1.25 per month per $1,000 of Initial

Specified Amount or increase in specified amount. This fee compensates the

Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account

Value. The annual effective interest rate is 4.0% in years 1-10, 3.1% in years

11 and beyond. We will credit 3.0% interest on the Loan Account Value in all years.

Rider Charges

The following paragraphs describe the charges for the riders listed below. The features of the riders available with this policy and any limitations on the selection of riders are discussed in the section headed "Riders".

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders,

multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the insured. The maximum percentage is 12.0%. If you have elected this rider, a table of percentages appears on the rider pages in your policy.

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.

YOUR INSURANCE POLICY

Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any

Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

                                                                              17


o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages. These pages provide important information about your policy such as: the identity of the insured and owner;

Policy Date; the Initial Specified Amount; the death benefit option selected;

issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to availability); and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not,

please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The "Policy Date" is the date on which we begin life insurance coverage under the policy if you have paid your initial premium with your application. If you have not paid your initial premium with your application, your life insurance coverage will begin on the day we receive your initial premium. The Policy Date is also the date from which policy years, policy anniversary, Monthly

Anniversary Days, policy months, premium due dates, and age are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order"

means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.

Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, sex, and underwriting category of the insured.


A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 15 and at most age

85, if the policy is fully underwritten. Other age limits may apply if this policy is not fully underwritten. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify,

and record information that identifies each person who applies for a policy.

When you apply for a policy, we will ask for your name, address, date of birth,

and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.

Owner

The Owner on the date of issue is designated in the policy specifications. You,

as Owner, will make the following choices:

1) initial death benefit amount , death benefit option, and death benefit qualification test;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected

Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the

Beneficiary, request Policy Loans, make Partial Surrenders, surrender the policy entirely, request a Reduction in specified amount, name a new Owner, and assign the policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.

Right to Examine Period

You may return your policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the right to examine period. If the policy is returned for cancellation within the right to examine period, we will refund to you the greater of (a) all

Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation

Value less any Indebtedness, on the date the returned policy is received by us,

plus (ii) any charges and fees imposed under the policy's terms. If a Premium

Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the policy is returned for cancellation within the right to examine period, we will return to you the greater of (a)

all Premium Payments less any Indebtedness; or (b) the sum of (i) the

Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.

Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000 (other limits may apply when policy is not fully underwritten). This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified

Amount is shown on the policy specifications page.

                                                                              19


Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the

Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the

Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy

Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer)

may be made in any policy year without charge. We may limit transfers from the

Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing,

subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request.

Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed

Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds.

As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are

designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by

Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting


of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the

Underlying Funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our

Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner,

we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our

Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market

Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail,

standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large,

or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our

Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to

Sub-Accounts investing in particular Underlying

                                                                              21


Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies,

or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying

Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their Redemption Fees and their ability to refuse or restrict purchases or redemptions of their shares.

Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic

Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account or on a limited basis from the Fixed Account.

Transfer allocations may be made to one or more of the Sub-Accounts (not the

Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Dollar Cost Averaging transfers from the

Fixed Account can only be elected at the time your policy is issued. Transfers from the Money Market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost

Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the Money Market

Sub-Account or the Fixed Account the value in that account must be at least

$1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect Dollar Cost Averaging at the time you apply for your policy. In addition, you may elect Dollar Cost Averaging after your policy has been issued by contacting our Administrative Office in writing at the address shown on the first page of this prospectus or by calling 1-800-444-2363.

Dollar Cost Averaging terminates automatically:

1) if the value in the Money Market Sub-Account or on a limited basis from the

   Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected by you); or

4) if your policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost

Averaging. Please consult your financial adviser to determine the current availability and terms of these programs. We reserve the right to modify,

suspend or terminate a Dollar Cost Averaging program. Any changes will not affect policy owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation


initially selected on the application, until changed by the Owner. If Automatic

Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your

Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each

Sub-Account and Underlying Fund before electing to participate in Automatic

Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.

Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy. Rider availability may vary by whether the policy is fully underwritten. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed "Waiver of Monthly Deduction Rider", "Change of Insured Rider", "Estate Tax Repeal Rider", and "Overloan Protection Rider".)

Consult your financial and tax advisers before adding riders to, or deleting them from, your policy. Please ask your financial adviser for an illustration that reflects the impact of adding a rider to your policy or deleting a rider from your policy before you make your decision.

Some of the riders discussed below are optional and you must decide whether to apply for those riders. Optional riders include the Waiver of Monthly Deduction

Rider, the Change of Insured Rider, and the Estate Tax Repeal Rider. The

Overloan Protection Rider will automatically be included with your policy .

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly deductions will be waived during periods of covered total disability commencing prior to the policy anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Change of Insured Rider.  With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met.

The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Estate Tax Repeal Rider.

If desired, you must select this rider when you initially apply for your insurance policy.

You should discuss with your financial and tax advisers whether, and the extent to which, the benefits of this rider would assist you in reaching your long term financial, estate planning, and other goals. For example, if you and your financial and tax advisers determined that this policy is to be purchased solely for the purpose of reducing federal estate taxes, you should discuss with your financial and tax advisers what impact possible Congressional action

(or inaction) with respect to the federal estate tax may have on your estate or other plans. There is a one-time $250 charge at issue for this rider.

Under the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R. 1836)

("EGTRRA"), the Federal Estate Tax law will be repealed effective on and after

January 1, 2010. However, EGTRRA also provided that this repeal is only temporary, and unless Congress acts by December 31, 2010 (with such action being effective as of January 1, 2010) to extend the repeal or to make the repeal permanent, the estate tax will be reinstated on January 1, 2011.

This rider gives you the right to cancel your policy for an amount equal to the

Surrender Value of the policy plus any applicable Surrender Charge under certain circumstances. You may exercise your right under this rider to cancel

                                                                              23


your policy if (i) the EGTRRA repeal of the Federal Estate Tax law is made permanent; or (ii) the temporary repeal expiration date (that is January 1,

2011) is extended for at least two years beyond January 1, 2011.

Your right to cancel your policy must be exercised within 12 months from the later of (i) January 1, 2010, or (ii) the date in 2010 upon which legislation is enacted and signed into law which either permanently repeals the Federal

Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011).

This rider terminates on the earliest of:

  1) one year from the "start date" (which is the later of (i) January 1,

    2010, or (ii) the date in 2010 upon which legislation is enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date

    (that is January 1, 2011));

  2) December 31, 2010, provided no legislation had been enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011);

     3) the date you request termination of the rider;

     4) termination of your policy; or

     5) Full Surrender of your policy prior to the "start date".

If your policy lapses but is reinstated, the rider will likewise be reinstated,

provided such reinstatement occurs before 1), 2), or 3) above.

Overloan Protection Rider.  If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on Indebtedness exceeding the Accumulation

Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value.

Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect this benefit,

there is a one-time charge which will not exceed 5.0% of the then current

Accumulation Value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.

Continuation of Coverage

If the insured is still living at attained age 100, and the policy has not been surrendered, the policy will automatically remain in force until surrender or death of the insured.

The death benefit will equal the Death Benefit Proceeds. The Death Benefit

Proceeds will be the greater of:

     1) the amount determined by the death benefit option in effect on the date of death of the insured; and

  2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the specifications pages of your policy

less any Indebtedness. (See section headed "Death Benefits - Death Benefit

Options" for more information concerning the death benefit options.)

The Death Benefit Proceeds payable under this Continuation of Coverage provision may be reduced if you have elected a Benefit Selection Option percentage. The Benefit Selection Option and the impact the Benefit Selection

Option may have on the Continuation of Coverage provision is detailed in the section below headed "Benefit Selection Option".

There are certain changes that will take place on the policy anniversary when the insured reaches attained age 100:

1) we will no longer accept Premium Payments;


2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed

Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Provisions may vary in certain states.

Benefit Selection Option

When you apply for the policy, you may elect the Benefit Selection Option. If you elect this Option, you will reduce the specified amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the insured dies after reaching attained age 100. If you do not elect this option,

then the amount of the specified amount in effect at the time of the insured's death after attained age 100 will not be reduced by the Benefit Selection

Option, and therefore the full amount of the specified amount in effect at the time of the insured's death after reaching attained age 100 will be be used in the calculation of the Death Benefit Proceeds.

With this option, you can select a balance between potentially greater

Accumulation Value and the death benefit protection provided after attained age

100 by the Continuation of Coverage provision of your policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of specified amount monthly administrative expense fee (the

"Monthly Administrative Expense Fee") deducted from your policy and thereby reduce the cost of the death benefit provided by your policy. Since reducing the monthly charges will reduce the amounts deducted from your policy's

Accumulation Value, you have the opportunity to have a larger Accumulation

Value allocated to the Fixed Account and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your policy until the insured reaches attained age 100, you should discuss with your financial adviser the extent to which your need for such protection may decrease at that point. Your financial adviser can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.

You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the policy's Monthly Administrative

Expense Fee; however, it will also reduce the death benefit provided by the

Continuation of Coverage provision of your policy to the extent that the death benefit is based upon the specified amount. The Continuation of Coverage provision of your policy provides for a death benefit after the insured has reached Attained Age 100 which is the greater of

(i) the death benefit provided by the Death Benefit Option you have chosen

(which is the specified amount or uses the specified amount as a factor in its calculation) (referred to as the "Continuation of Coverage Death Benefit Based

Upon Specified Amount"); or

(ii) an amount equal to your policy's Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your policy (referred to as the "Continuation of

Coverage Death Benefit Based Upon Accumulation Value"),

both less Indebtedness (see section headed "Death Benefits - Death Benefit

Options" for discussion of impact on death benefits of your choice of Death

Benefit Options). Therefore, choosing the maximum Benefit Selection Option percentage (that is, 100%) will only reduce the specified amount used to calculate the death benefit provided by the Continuation of Coverage Death

Benefit Based Upon Specified Amount (sub-clause (i) above) to zero, but will not reduce the death benefit provided by the Continuation of Coverage Death

Benefit Based Upon Accumulation Value (sub-clause (ii) above) to zero if your policy has positive cash value (see section headed "Continuation of Coverage"

for a discussion of the death benefit provided by this provision). The Benefit

Selection Option percentage you have selected will be shown in the policy specifications pages of you policy following the words "Benefit Selection

                                                                              25


Option: __%", along with the reduction to the Continuation of Coverage specified amount (following the words "If the Insured is still living and this policy is still In Force at Attained Age 100, the Specified Amount will be reduced by __%").

The following example shows three policies on the same insured. In the first policy, the Benefit Selection Option was not elected; and in the second and third policies the Benefit Selection Option (with differing percentages) was elected:




                                       Male, 55 Year Old, Standard Non-tobacco

                                                           Continuation

Benefit Selection        Monthly Administrative           of Coverage

       Option                   Expense Fee              Specified Amount                       Result


Election: None          $0.39167 per                  100% of Specified        This option offers the full specified

                         thousand of Specified         Amount (higher)          amount during Continuation of

                         Amount (higher)                                        Coverage. The price of the protection

                                                                                is reflected in the higher Monthly

                                                                                Administrative Expense Fee.

Election: 50%           $0.23751 per                  50% of Specified         This option offers less than the full

                         thousand of Specified         Amount (lower)           specified amount during Continuation

                         Amount (lower)                                         of Coverage. The Monthly

                                                                                Administrative Expense Fee is

                                                                                reduced in exchange. Therefore, this

                                                                                option allows somewhat more money

                                                                                to be invested in the Sub-Accounts or

                                                                                allocated to the Fixed Account while

                                                                                providing a part of the specified

                                                                                amount during Continuation of

                                                                                Coverage.

Election: 100%          $0.08333 per                  0% of Specified          This option offers no Continuation of

                         thousand of Specified         Amount (lowest)          Coverage specified amount*. The

                         Amount (lowest)                                        Monthly Administrative Expense Fee

                                                                                is reduced in exchange. Therefore,

                                                                                this option allows more money to be

                                                                                invested in the Sub-Accounts or

                                                                                allocated to the Fixed Account.



* Note: Although Continuation of Coverage specified amount is zero, the

Continuation of Coverage provision of your policy provides for an alternate calculation based on your policy's Accumulation Value on the date of death. See section headed "Continuation of Coverage" for a discussion of the death benefit to be paid.

The following examples demonstrate hypothetical Accumulation Values and

Continuation of Coverage death benefits. The column headed "Continuation of

Coverage Specified Amount" shows the amount of the death benefit to be paid under the Continuation of Coverage provisions of the policy when the calculation of that amount is based upon the specified amount. The column headed "Illustrated Death Benefit Proceeds" shows the amount of the death benefit paid under the Continuation of Coverage provisions of the policy when the calculation of that amount is based on Accumulation Value. The example below assumes that your allocations to the Sub-accounts available under the policy return an amount equal to the Assumed Investment Return each year shown:

o Insured: Male Preferred Non-tobacco, age 60

o Specified Amount: $1,000,000

o Annual Premium Payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 policy years


o No Indebtedness on the policy

o Death Benefit Option: 1 (level)

o Death Benefit Qualification Test: Cash Value Accumulation Test

o Assumed Investment Return: 8.00% gross (7.24% net)

o Assumed Fixed Account Interest Rate: 5.05%




Benefit Selection

    Option %                             0% (Not Elected)

                                            Continuation        Illustrated

  End                                        of Coverage           Death

  of                    Accumulation          Specified           Benefit

Year        Age            Value              Amount             Proceeds


  40        100          5,408,109           1,000,000          5,462,190

  41        101          5,692,580           1,000,000          5,749,506

  42        102          5,992,016           1,000,000          6,051,936

  43        103          6,307,202           1,000,000          6,370,274


                                     50%                                                       100%

                                 Continuation        Illustrated                            Continuation        Illustrated

  End                             of Coverage           Death                                of Coverage           Death

  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit

Year            Value              Amount             Proceeds             Value              Amount            Proceeds


  40          5,709,671            500,000           5,766,768           6,007,037               0              6,067,108

  41          6,010,005            500,000           6,070,105           6,323,013               0              6,386,244

  42          6,326,138            500,000           6,389,399           6,655,610               0              6,722,166

  43          6,658,899            500,000           6,725,488           7,005,702               0              7,075,759



The following example uses the same sample policy and assumptions as the example above except that the Assumed Investement Return is 0.00% gross (-0.76%

net):




Benefit Selection

    Option %                             0% (Not Elected)

                                            Continuation        Illustrated

  End                                        of Coverage           Death

  of                    Accumulation          Specified           Benefit

Year        Age            Value              Amount             Proceeds


  40        100           28,002             1,000,000          1,000,000

  41        101           29,475             1,000,000          1,000,000

  42        102           31,025             1,000,000          1,000,000

  43        103           32,657             1,000,000          1,000,000


                                     50%                                                       100%

                                 Continuation        Illustrated                            Continuation        Illustrated

  End                             of Coverage           Death                                of Coverage           Death

  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit

Year            Value              Amount             Proceeds             Value              Amount            Proceeds


  40           234,712             500,000            500,000             441,430                0               445,844

  41           247,058             500,000            500,000             464,650                0               469,296

  42           260,053             500,000            500,000             489,091                0               493,982

  43           273,732             500,000            500,000             514,817                0               519,966



In addition, the Continuation of Coverage specified amount will be $1,000,000 without the Benefit Selection Option elected, $500,000 when a 50% Benefit

Selection Option is selected, and $0.00 when a 100% Benefit Selection Option is selected. Therefore, if you elect the maximum Benefit Selection Option percentage of 100%, you will be relying on the Accumulation Value of your policy to provide a death benefit under your policy's Continuation of Coverage provision.

You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a

Benefit Selection Option percentage greater than zero on your policy is best shown in an illustration. Please ask your financial adviser for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your policy specifications. Once your policy is issued with the Benefit Selection

Option, you may not change the percentage you selected nor may you terminate your election.

Termination of Coverage

All policy coverage terminates on the earliest of:

1) Full Surrender of the policy;

                                                                              27


2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force before the end of any applicable Grace Period.

State Regulation

New York regulations will govern whether or not certain features, riders,

charges and fees will be allowed in your policy.

PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum premium required,

except as may be required to maintain the No-Lapse Provision, or to keep the policy in force. Premiums may be paid any time before the insured attains age

100.

The initial premium must be paid for policy coverage to be effective.

Allocation of Net Premium Payments

Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account. See section headed "Right to Examine Period" for a discussion of when Net Premium Payments are allocated to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the

Sub-Accounts and Fixed Account on a form provided by us for that purpose.

Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net

Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium

Payments to your policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00

p.m., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.

Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. We reserve the right to stop sending premium reminder notices if no Premium Payment has been made within 2 policy years. Premium Payments may be billed annually, semi-annually,

or quarterly. You may arrange for monthly pre-authorized automatic Premium

Payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments.

These additional payments must be sent directly to our Administrative Office,

and will be credited when received by us.

You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your policy benefits.

Amount of Premium Payments: For example, if you pay a premium in an amount higher than the premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed


"Death Benefits" for further information on choice of death benefit options),

provide additional benefits upon the death of the insured and additional value against which a loan on the policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for Cost of Insurance Charges (this may occur because the policy's Net Amount at Risk may be lower- see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Conversely, if you pay less premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values.

In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the policy's Net Amount at Risk - see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

In addition, policy charges which are asset based, such as the mortality and expense risk charge, would increase as policy values increase and would,

thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would,

thereby, reduce the amounts deducted from policy values.

However, the amount of premium you can pay for your policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of premiums you may pay also may be limited as discussed later in this section.

Timing of Premium Payments: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could,

depending upon investment results to the extent you allocate the earlier

Premium Payment to the Sub-Accounts, create additional policy values, in part because your premiums would be available for investment earlier than you had planned.

Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the

Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts,

result in smaller policy values, in part because your premiums would be available for investment later than you had planned.

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

Please ask your financial adviser for an illustration which would demonstrate the impact the amount and timing of your Premium Payments may have on your policy.

Unless you specifically direct otherwise, any payment received (other than any

Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional premium

(including Planned Premium) would increase the difference between the specified amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including Planned Premium) or a portion of a premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you

                                                                              29


applied for the policy, the Cash Value Accumulation Test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC (Modified Endowment Contract). Refer to the section headed "Tax Issues" for more information.

Policy Values

Policy value in your variable life insurance policy is also called the

Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate

Account Value, and the Loan Account Value. At any point in time, the

Accumulation Value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the

Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account;

5) Persistency Bonuses;

6) Monthly Deductions; and

7) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable

Accumulation Units credited or debited to that Sub-Account with respect to this policy by the Variable Accumulation Unit Value of that Sub-Account for such

Valuation Period.

A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one

Valuation Period to the next. The Variable Accumulation Unit value for a Sub-

  Account for a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such

   liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the

   Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable

   Accumulation Units for that Sub-Account outstanding at the beginning of the

   Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial

Surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3.0%) or a higher rate determined by the Company.


The Loan Account Value, if any, reflects any outstanding Policy Loans,

including any interest charged on the loans. This amount is held in the

Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3.0% in all years.

The "Net" Accumulation Value is the Accumulation Value less the Loan Account

Value. It represents the net value of your policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your policy, current accumulation unit values,

Sub-Account values, the Fixed Account value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your policy.

Additional Bonus Credits

On each Monthly Anniversary Day beginning with the first Monthly Anniversary

Day in policy year 16, we will make "Additional Bonus Credits" to Net

Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.20% of the values in each Sub-Account and the

Fixed Account on the Monthly Anniversary Day. The Additional Bonus Credits are

based upon reduced costs in later policy years that we can pass on to policies that are still in force. Our payment of the Additional Bonus Credits will not increase or otherwise affect the charges and expenses of your policy or any policy riders.

DEATH BENEFITS

The "Death Benefit Proceeds" is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans,

loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders and your selection of a Benefit Selection Option percentage may impact the amount payable as Death

Benefit Proceeds in your policy. Refer to the section of this prospectus headed

"Continuation of Coverage" for a discussion of the death benefits for age 100 and later.

Death Benefit Proceeds

The Death Benefit Proceeds payable upon the death of the insured will be the greater of:

1) the amount determined by the death benefit option (see below) in effect on the date of the death of the insured, less any Indebtedness; or

2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the policy specifications, less any Indebtedness.

Death Benefit Options

Three different death benefit options are available. Your choice of option will depend on your insurance needs. The options offered are intended to provide you with flexible solutions to changing insurance needs. You may choose the death benefit option at the time you apply for your policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading "Changes to the Initial Specified Amount and Death

Benefit Options" for details as to changes you are permitted to make in your choice of death benefit option after your policy has been issued). Your financial advisor can assist you in determining the Option that best meets your needs.

The following table provides more information about the death benefit options.




Option                     Death Benefit Proceeds Equal to the                            Variability


    1         Specified amount (a minimum of $100,000) level death benefit.        None; level death benefit



                                                                              31





Option                           Death Benefit Proceeds Equal to the                                   Variability


    2         The greater of:                                                                 May increase or decrease over

              a) the sum of the specified amount plus the Net Accumulation Value              time, depending on the amount

              as of the date of the insured's death, less any Partial Surrenders              of premium paid and the

              after the date of death (i.e. Partial Surrender amounts we may                  investment performance of the

              have paid to the owner after the date of the insured's death but                Sub-Accounts or the interest

              before the death of the insured was reported to us); or                         credited to the Fixed Account.

              b) the specified amount as of the date of the insured's death,

              multiplied by the Death Benefit Option 2 factor of 115%, less any

              Partial Surrenders after the date of death.

    3         Either                                                                          Will generally increase,

              a) Sum of the specified amount plus the accumulated premiums; or                depending on the amount of

              b) If elected by the policy owner at the time the policy is applied for,        premium paid.

              sum of the specified amount plus the accumulated premiums

              minus the cumulative policy factor and in each case up to the

              Death Benefit Option 3 limit shown in the policy Specification, as of the date of the insured's death. Any premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the policy value but will not increase the death benefit.

              The cumulative policy factor is calculated at the time the policy is issued as:

              i) the applicable monthly rate used by the Internal Revenue

              Service (IRS); or

              ii) an alternative monthly rate permitted by the IRS, if you have selected this alternative rate at the time the policy is applied for; times

              iii) the specified amount divided by 1000. Amounts of any

              Partial Surrenders after the date of death will be deducted from any amount payable under this Death Benefit Option 3.



The "cumulative policy factor" referred to in the table above is elected at the time you apply for the policy. Generally, the calculation with the cumulative policy factor is elected in situations where a business will own the policy.

The "applicable monthly rate" and the "alternative monthly rate" are determined by the Internal Revenue Service in accordance with Section 1474 (d) of the

Internal Revenue Code. While these rates may vary over time, the rate at the time your policy is issued will be used. The IRS from time to time publishes the rate used. You may obtain that current rate from the IRS or by calling our

Administrative Office.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The

Net Amount at Risk for your policy is the difference between the specified amount and the Net Accumulation Value of your policy. Therefore, for example,

if you choose Death Benefit Option 1, if your policy Net Accumulation Value increases (because of positive investment results), your Cost of Insurance

Charge will be less that if your policy Net Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of

Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the policy is within the Grace Period, any payment required to keep the policy in force.


Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000 (other limits may apply when policy is not fully underwritten).

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)

The death benefit option may be changed to Death Benefit Option 1, subject to our consent, as long as the policy is in force.

You must submit all requests for a change to Death Benefit Option 1 and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.




Option change                                                   Impact


     2 to 1          The specified amount will be increased by the greater of:

                     a) the Accumulation Value as of the effective date of change; or

                     b) the specified amount as of the monthly anniversary day on or next following the date we receive the request for a change, multiplied by 15%.

                     (This changes the death benefit under the policy from one that may increase over time by the growth in the policy's Net Accumulation Value to a level death benefit.)

     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of the change.



A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of

Surrender Charges is included in the specifications pages of each policy.

Any Reduction in Specified Amount will be made against the Initial Specified

Amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the

Surrender Charge applicable to your policy. Changes in specified amount do not affect the Premium Load as a percentage of premium.

We may decline any request for Reduction of Specified Amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the policy.

In addition, the death benefit qualification tests, as discussed below, require certain relationships between premium and death benefit and between policy

Accumulation Value and death benefit. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the test you elected. If the increase in the policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the policy Accumulation

Value is sufficient to cover the increased Monthly Deduction. If the Monthly

Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.

                                                                              33


Death Benefit Qualification Test

You will also choose between the two death benefit qualification tests, the

"Cash Value Accumulation Test" and the "Guideline Premium Test". You must choose the death benefit qualification test when you apply for the policy. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your policy has been issued and is in force, the death benefit qualification test cannot be changed.

The Cash Value Accumulation Test is not available if you choose Death Benefit

Option 3.

The Guideline Premium Test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed cash value corridor percentage to determine a minimum ratio of death benefit to Accumulation Value.

The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a death benefit conversion percentage that is defined as $1,000 divided by the net single premium. A table of the corridor percentages for the death benefit qualification test you elected will be included as a part of the policy specifications when you receive your policy.

The tests differ as follows:

(1) the Guideline Premium Test expressly limits the amount of premium that you can pay into your policy; the Cash Value Accumulation Test indirectly limits the premium.

(2) the factors that determine the minimum death benefit relative to the policy's Accumulation Value are different. Required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.

(3) If you wish to pay more premium than is permitted under the Guideline

Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits higher Premium

Payments. However, the higher death benefit conversion percentage might cause you to pay higher Cost of Insurance Charges. Payment of higher premiums could also cause your policy to be deemed a MEC.

(4) If your primary objective is to maximize the potential for growth in

Accumulation Value, or to conserve Accumulation Value, generally the Guideline

Premium Test will better serve this objective. Since the corridor percentages are lower, the smaller required death benefit generally results in lower Cost of Insurance Charges.

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the policy is within the Grace Period, any payment required to keep the policy in force.

You should consult with a qualified tax adviser before choosing the death benefit qualification test.

Please ask your financial adviser for illustrations which demonstrate the impact of selection of each test on the particular policy, including any riders, which you are considering.

Payment of Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured,

the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds

may be delayed if your policy is contested or if Separate Account Values cannot be determined.


If the recipient of the Death Benefit Proceeds has elected a lump sum settlement and the Death Benefit Proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine

(Reg. TM) Account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.

The SecureLine (Reg. TM) Account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds.

The SecureLine (Reg. TM) Account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency.

As part of our general account, it is subject to the claims of our creditors.

We receive a benefit from all amounts left in the SecureLine (Reg. TM) Account.

You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook.

POLICY SURRENDERS

You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value

(which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged

(the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed

Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit

Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.

At any time, you may transfer all of the Separate Account value to the Fixed

Account. You may then surrender the policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of the separate account. The new policy will not require the payment of further premiums, and the amount of the death benefit will be equal to what can be purchased on a single premium basis by the surrender value of the policy you are surrendering. Please contact your financial advisor for an illustration of the policy you could receive if you decide to exchange your policy.

If you request lump sum surrender and the policy's Surrender Value is over

$5,000, your surrender proceeds will be placed into a SecureLine (Reg. TM)

Account in your name. Refer to the description of the SecureLine (Reg. TM)

Account under the section headed "Death Benefit Proceeds" for more information.

You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than the SecureLine (Reg. TM) checkbook.

Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values.

You must request a Partial Surrender in writing. The amount of any Partial

Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial

Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of

90% of the Surrender Value of your policy, you must specifically request a Full

Surrender of your policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges). Your policy's Surrender Value equals the policy Accumulation Value less any

Indebtedness, less any applicable Surrender Charge.

                                                                              35


Partial Surrenders may reduce the Accumulation Value and the specified amount.

The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and

Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.




   Death Benefit

Option in Effect                                         Impact of Partial Surrender


         1              The specified amount will be reduced by the greater of:

                        a. zero; or

                        b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)]

                        divided by (3) where:

                        (1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor

                        Percentages Table in the policy specifications;

                        (2) is the Specified Amount immediately prior to the Partial Surrender; and

                        (3) is the applicable percentage shown in the Corridor Percentages Table in the policy specifications.

         2              Will reduce the Accumulation Value, but not the specified amount.

         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the Partial Surrender exceeds the accumulated premiums.



Partial Surrender proceeds will generally be paid within seven calendar days of our receipt of your request.

POLICY LOANS

Your policy permits you to borrow against the Surrender Value of your policy.

The loan may be for any amount up to 100% of the current Surrender Value.

However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation

Value less Surrender Charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value. If you wish to make a surrender in excess of 90% of the Surrender Value of your policy, you must specifically request a Full Surrender of your policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges.)

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed

Account in proportion to their values. The Loan Account is the account in which policy Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues daily at an effective annual rate of 4.0% in years 1-10 and 3.10%

thereafter, and is payable once a year in arrears on each policy anniversary,

or earlier upon Full Surrender or other payment of proceeds of your policy.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan

Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3.0% in all years, so the net cost of your Policy Loan is 1.0% in years

1-10 and 0.1% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the

Sub-Accounts and Fixed Account in the same proportion in which Net Premium

Payments are currently allocated, unless you instruct otherwise. When making a payment other than an initial payment to us, we will apply your payment as premiums and not as loan repayments unless you specifically instruct us otherwise.


If at any time the total Indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less

Surrender Charges, the policy will terminate subject to the conditions in the

Grace Period provision, unless the provisions of the No-Lapse Provision are preventing Policy Termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

You should carefully consider that requesting a Policy Loan will reduce the

Surrender Value of your policy available if you exercise the Estate Tax Repeal

Rider (see section headed "Riders - Estate Tax Repeal Rider" for a discussion of the benefits available). In addition, as your policy will include the

Overloan Protection Rider, your policy will not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Accumulation Value of your policy less Surrender Charges (see section headed "Riders - Overloan

Protection Rider" for a discussion of the benefits available).

LAPSE AND REINSTATEMENT

If at any time

1) the Net Accumulation Value of the policy is insufficient to pay the Monthly

Deduction, and

2) the No-Lapse Provision of the policy is not preventing Policy Termination,

then all policy coverage will terminate. This is referred to as Policy Lapse.

The Net Accumulation Value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on

Policy Loans) necessary so that the Net Accumulation Value of your policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy

Loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the Grace Period, then the policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the insured dies during the Grace

Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.

In addition, your policy includes a No-Lapse Provision, if available (see section headed "No-Lapse Provision" below for discussion of availability),

which is described below, and may prevent lapse.

No-Lapse Provision

Your policy includes a No-Lapse Provision, if available. This means that if this provision is available to you your policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative premium required to maintain the No-Lapse Provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Provision, and a policy that does not.

This is true whether or not the No-Lapse Provision is active and keeping the policy from lapsing.

                                                                              37


There is no charge for this feature. It is only available with death benefit options 1 and 2.

There are two levels of No-Lapse protection:

1) a guarantee for the first 20 policy years; and

2) a guarantee for the first 10 policy years.




                                                                                 Provision will terminate upon

          Level                         Lapse Protection                                the earliest of


First 20 policy years        During the first 20 years, the           1) the insured reaches age 100, or

                              policy will not lapse even if the        2) the beginning of the 21st policy year.

                              Net Accumulation Value is                Failure to meet the No-Lapse Premium

                              insufficient to meet the Monthly         requirement during the first 20 years does not

                              Deductions, as long as the sum           terminate the No-Lapse Provision. Any premium

                              of:                                      shortfall can be made up while the policy is in

                              o all Premium Payments (less             force or during the policy's Grace Period.

                              any Partial Surrenders)                  Continuing to pay the 20 year No-Lapse

                              accumulated at 4.0% interest             Premium beyond the termination of the 20 Year

                              o minus any Indebtedness is at           No-Lapse Provision does not guarantee that the

                              least equal to the sum of the            policy will not lapse. Payments must be

                              20 year No-Lapse Premiums                sufficient to cover your Monthly Deductions.

                              due since date of issue                  However, you may still qualify for the 10 year

                              (shown in the policy                     No-Lapse Provision.

                              specifications) accumulated

                              at 4.0% interest.

First 10 policy years        During the first 10 years, the           1) the insured reaches age 100, or

                              policy will not lapse even if the        2) the beginning of the 11th policy year.

                              Net Accumulation Value is                Failure to meet the No-Lapse Premium

                              insufficient to meet the Monthly         requirement during the first 10 years does not

                              Deductions, as long as the sum           terminate the No-Lapse Provision. Any premium

                              of:                                      shortfall can be made up while the policy is in

                              o all Premium Payments (less             force or during the policy's Grace Period.

                              any Partial Surrenders)                  Continuing to pay the 10 year No-Lapse

                              accumulated at 4.0% interest             Premium beyond the termination of the 10 year

                              o minus any Indebtedness is at           No-Lapse Provision does not guarantee that the

                              least equal to the sum of the            policy will not lapse. Payments must be

                              10 year No-Lapse Premiums                sufficient to cover your Monthly Deductions.

                              due since date of issue

                              (shown in the policy

                              specifications) accumulated

                              at 4.0% interest.



If you fail to satisfy the requirements for the 20 year and 10 year No-Lapse

Provisions, and you have paid insufficient premium to cover your Monthly

Deductions, the policy, after notice, and expiration of the policy's Grace

Period, will lapse.

If this provision is available to you, your levels of No-Lapse Premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

You do not need to make an election as to which of the No-Lapse Provisions you wish to apply to your policy. The cumulative amount of premiums you actually pay will determine whether either provision would be available to prevent your policy from lapsing during either the first 10 or the first 20 policy years.

Therefore, for example, you


may begin by paying the premiums necessary to meet the 10 year No-Lapse

Provision and in the fourth policy year determine that you would like to take advantage of the 20 year No-Lapse Provision. You may then pay the additional premiums needed to meet the cumulative premiums required by the 20 year

No-Lapse Provision, and if you do pay such amounts you may take advantage of the 20 year No-Lapse Provision. Your financial adviser can provide you with an illustration which would demonstrate how this might work.

The following hypothetical example compares each of the two no-lapse benefits for a male, standard non-tobacco, issue age 55, with a specified amount of

$1,000,000 and no Indebtedness:




                                No-Lapse Provision with 10-          No-Lapse Provision with 20-year no-lapse

                                year no-lapse period                 period

Required annual                $ 8,850                              $9,920

premium amount

Required premium period        10 years                             20 years

Duration of no-lapse           10 years                             20 years

protection if Premium

Payment requirement

met

Death benefit amount if        Same as policy death benefit         Same as policy death benefit

no-lapse protection is

preventing lapse



If the No-Lapse Provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum premium needed to keep the No-Lapse

Provision in force, you may be foregoing the potential for increased

Accumulation Value that higher Premium Payments could provide.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on

Indebtedness exceeding the Accumulation Value less the Surrender Charges. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.

Reinstatement of a Lapsed Policy

If your policy has lapsed and the insured has not died since lapse, you may reinstate your policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement.

Surrender Charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium

Payment then made less all Monthly Deductions due.

                                                                              39


TAX ISSUES

The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice.

This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy.

You should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code")

establishes a statutory definition of life insurance for federal tax purposes.

We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit premiums paid depending upon the insured's age, gender, and risk classification, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We will apply this test to the policy if you have so elected at the time you applied for the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the

Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments.

Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate

Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so,

you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead,

applied to one of the settlement options, payments generally will be


prorated between amounts attributable to the death benefit which will be excludable from the Beneficiary's income and amounts attributable to interest

(accruing after the insured's death) which will be includible in the

Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code,

except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals

(or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified

Endowment Contract" (a "MEC") for federal income tax purposes.

Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a

life insurance policy that meets the requirements of Section 7702 and fails the

"7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus,

withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge)

any portion of your policy value, as a withdrawal of such amount or portion.

Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal)

that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

                                                                              41


Certain Distributions Required by the Tax Law in the First 15 Policy

Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits,

within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider,

you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.

Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit.

Thus the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium

Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

If at any time you pay a premium that would exceed the amount allowable to permit the policy to continue to qualify as life insurance, we will either refund the excess premium to you within 60 days of the end of the policy year or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

The policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your policy to be deemed a MEC and you do not consent to MEC status for your policy, we will either refund the excess premium to you within 60 days of the end of the policy year, offer you the opportunity to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess in a premium deposit fund and apply it to the policy on the next,

succeeding policy anniversary when the premium no longer causes your policy to be deemed a MEC in accordance with your premium allocation instructions on file at the time the premium is applied.

Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is

not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which


covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20%

owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the

IRS, and the courts may modify these authorities, sometimes retroactively.

Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation

Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However,

the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the

Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account.

We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the

Separate Account to pay the taxes.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy,

the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments,

Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.

                                                                              43


LEGAL PROCEEDINGS

In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account or the

Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

FINANCIAL STATEMENTS

The December 31, 2008 financial statements of the Separate Account and the

December 31, 2008 financial statements of the Company are located in the SAI.


              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of

Additional Information (SAI).

                              Contents of the SAI




GENERAL INFORMATION

   Lincoln Life

   Capital Markets and Financial Ratings

   Registration Statement

   Changes of Investment Policy

   Principal Underwriter

   Disaster Plan

   Advertising

SERVICES

   Independent Registered Public Accounting

      Firm

   Accounting Services

   Checkbook Service for Disbursements

   Administrative Services






POLICY INFORMATION

   Corporate and Group Purchasers and Case

      Exceptions

   Assignment

   Transfer of Ownership

   Beneficiary

   Right to Convert Contract

   Change of Plan

   Settlement Options

   Deferment of Payments

   Incontestability

   Misstatement of Age or Sex

   Suicide

PERFORMANCE DATA

FINANCIAL STATEMENTS

   Separate Account

   Company



The SAI may be obtained, at no cost to you, by contacting our Administrative

Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public

Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the

Public Reference Section, Securities and Exchange Commission, 100 F Street, NE,

Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life & Annuity Flexible Premium Variable Life Account Y

1933 Act Registration No. 333-159954

1940 Act Registration No. 811-21029

                               End of Prospectus

                                                                              45


APPENDIX A

EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.24% net) and a planned annual premium payment of

$15,000:

     1) Fully surrender the policy at the end of the representative policy years shown:




End of Year         Accumulation Value         Surrender Charge         Surrender Value


  1                         10,303                   29,120                        0

  10                       143,001                   11,930                  131,071

  16                       308,647                        0                  308,647



     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 29.12 multiplied by

     b) 1,000 ($1,000,000 divided by 1,000), or $29,120.

  2) Decrease the Initial Specified Amount by $250,000 from $1,000,000 to

    $750,000 at the end of the representative policy years shown:




End of Year         Surrender Charge


  1                       7,280

  5                       5,515

  11                          0



     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 29.12 multiplied by

     b) 250 ($250,000 divided by 1,000), or $7,280.

  3) Increase the Initial Specified Amount by $500,000 from $1,000,000 to

    $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then fully surrender the policy at the end of the representative policy years shown:




                                               Surrender Charge on

                                              Initial $1,000,000 of

End of Year        Accumulation Value           Specified Amount


9                       113,998                     14,090

12                      168,482                      7,410

16                      262,238                          0

22                      463,988                          0


                      Surrender Charge on           Total

                    Additional $500,000 of        Surrender

End of Year           Specified Amount            Charge         Surrender Value


9                          15,270                 29,360              84,638

12                         11,995                 28,500             149,077

16                          7,140                  7,140             255,098

22                              0                      0             463,988



     In the table above, the Surrender Charge at the end of year 9 would be:

     a)

      (i) 14.09 multiplied by

      (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

      (i) 30.54 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $29,360.


  o At the end of year 9 and 12, the Surrender Charge equals the charge on the

   Initial Specified Amount plus the charge on the additional specified amount.

     o At the end of year 16, the Surrender Charge for the Initial Specified

   Amount would have expired.

  o At the end of year 22, the Surrender Charge for both the initial and additional specified amount would have expired.

4) Increase the Initial Specified Amount by $500,000 from $1,000,000 to

   $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then decrease the specified amount by $900,000 from

   $1,500,000 to $600,000 at the end of the representative policy year shown:




                      Surrender Charge on            Surrender Charge on

                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender

End of Year            Specified Amount              Specified Amount                Charge


  9                          5,636                         15,270                     20,096

  12                             0                         11,995                     11,995

  22                             0                              0                          0



In the table above, the Surrender Charge at the end of year 9 would be:

a)

     (i)14.09 multiplied by

     (ii) 400 ($400,000 divided by 1,000) plus

b)

     (i)30.54 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $20,906.

  o At the end of year 9, the Surrender Charge equals the charge on the

   Initial Specified Amount plus the charge on the additional specified amount.

  o At the end of year 12, the Surrender Charge for a decrease on the Initial

   Specified Amount would have expired after year 10.

  o At the end of year 22, the Surrender Charge for a decrease on both the initial and additional specified amount would have expired after year 17.

                                                                              47


GLOSSARY OF TERMS

7-pay test - A test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code.

Accumulation Value - An amount equal to the sum of the Fixed Account Value, the

Separate Account Value, and the Loan Account Value.

Act, 1940 Act - The Investment Company Act of 1940

Additional Bonus Credits - An amount we will credit to Net Accumulation Values in each Sub-Account and the Fixed Account, beginning with the first Monthly

Anniversary Day in Policy year 21.

Administrative Fee - The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations,

periodic reports and other similar matters.

Automatic Rebalancing - A program which periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-

Account. The pre-determined level may changed by the owner by contacting our

Administrative Office.

Beneficiary - The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test - A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single premium required to fund the future benefits under the

Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed death benefit, the death benefit will be automatically increased.

Code - Internal Revenue Code of 1986, as amended

Company - Lincoln Life & Annuity Company of New York.

Cost of Insurance Charge - The charge which is designed to compensate the

Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality,

investment earnings, persistency and expenses (including taxes). The Cost of

Insurance Charge depends on the policy duration, the age, underwriting category and gender of the insured, and the current Net Amount at Risk.

Death Benefit Proceeds - The amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse

Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your policy.

Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts, for a 12 or 24 month period as you elect, from the Money Market Sub-Account or on a limited basis from the

Fixed Account to one or more Sub-Accounts. Dollar Cost Averaging transfers from the Fixed Account can only be elected at the time your policy is issued.

Transfers from the Money Market Sub-Account may be elected at any time while your policy is in force.

Fixed Account - An allocation option under the policy, which is a part of our

General Account, to which we credit a guaranteed minimum interest rate.

Fund (Underlying Fund) - The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Grace Period - The period during which you may make additional Premium Payments

(or repay Indebtedness) to prevent Policy Lapse. That period is the later of

(a) 31 days after the notice was mailed, and (b) 61 days after the Monthly

Anniversary Day on which the Monthly Deduction could not be paid.

Guideline Premium Test - A provision of the Code under which the maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness - The sum of all outstanding loans and accrued interest

Lapse Notice - Written notice to you (or any assignee of record) that your policy will terminate unless we receive payment of premiums (or payment of

Indebtedness on Policy Loans). The notice will state the amount of the Premium

Payment (or payment of


Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

LFA - Lincoln Financial Advisors Corporation

LFD - Lincoln Financial Distributors, Inc.

Lincoln Life - Lincoln Life & Annuity Company of New York.

LNC - Lincoln National Corporation

Loan Account - The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and the Fixed Account.

Loan Account Value - An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General

Account.

M&E - Mortality and Expense Risk Charge

Market Timing Procedures - Policies and procedures from time to time adopted by us as an effort to protect our policy owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC) - A life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code.

If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.

Monthly Anniversary Day - The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly

Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction - The amount of the monthly charges for the Cost of Insurance

Charge, the Administrative Fee, and charges for riders to your policy.

Net Accumulation Value - An amount equal to the Accumulation Value less the

Loan Account Value.

Net Amount at Risk - The death benefit minus the greater of zero or the policy value. The Net Amount at Risk may vary with investment performance, Premium

Payment patterns, and charges.

Net Premium Payment - An amount equal to the Premium Payment, minus the Premium

Load.

No-Lapse Premium - The No-Lapse Premium is the cumulative premium required to maintain the No-Lapse Provision, preventing your policy from lapse, and is shown in the policy specifications.

No-Lapse Provision - A provision of your policy that provides that your policy will not lapse as long as you have paid the required No-Lapse Premium.

Owner - The person or entity designated in the policy specifications on the date of issue unless a new owner is thereafter named, and we receive written notification of such change. The Owner is entitled to exercise rights and privileges of the policy as long as the insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans,

make Partial Surrenders, surrender the policy entirely, name a new owner, and assign the policy.

Partial Surrender - A withdrawal of a portion of your policy values.

Planned Premium Payment - The amount of periodic premium (as shown in the policy specifications) you have chosen to pay the Company on a scheduled basis.

This is the amount for which we send a premium reminder notice.

Policy - The contract under which life insurance protection and other benefits are provided as described in this prospectus or such similar contracts,

generally.

Policy Date - The date on which we begin life insurance coverage under the policy if you have paid your initial premium with your application. If you have not paid your initial premium with your application, your life insurance coverage will begin on the day we receive your initial premium.

Policy Loan - The amount you have borrowed against the Surrender Value of your policy.

Policy Loan Interest - The charge made by the Company to cover the cost of your borrowing against your policy. Policy Loan Interest will be charged to the Loan

Account Value.

Policy Termination, Policy Lapse - Occurs when 1) the Net Accumulation Value of the policy is insufficient to pay the accumulated, if any, and current Monthly

Deduction, and 2) No-Lapse Provision of the policy is not preventing Policy

Termination, subject to the conditions in the Grace Period provision. All coverage and benefits under the policy will end.

                                                                              49


Policy Year - Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary date.

Premium - The amount that you pay to us for your policy. You may select and vary the frequency and the amount of Premium. After the initial Premium is made there is no minimum Premium required, except Premium to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

Premium Load - A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as wells as a portion of the sales expenses incurred by the Company.

Quorum - The number of shares which must be present in person or by proxy in order to transact business at a meeting of shareholders.

Redemption Fees - Fees which may be imposed by certain Underlying Funds when shares are redeemed within a specified period of time of purchase.

Reduction of Specified Amount - A decrease in the Specified Amount of your policy.

Reinstatement of Lapsed Policy - The period during which you may apply for reinstatement of your policy. If the insured has not died since lapse, you may apply for reinstatement of your policy within five years of the Policy Lapse date, provided: 1) it has not been surrendered; 2) there is an application for reinstatement in writing; 3) satisfactory evidence of insurability is furnished to us and we agree to accept the risk; 4) we receive a payment sufficient to keep your policy in force for at least two months; and 5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

Right to Examine Period - The period during which the policy may be returned to us for cancellation. It is the later of 45 days after the application is signed or ten days after you receive it (60 days after receipt for policies issued in replacement of other insurance).

SAI - Statement of Additional Information

SEC - The Securities and Exchange Commission

SecureLine (Reg. TM) Account - A special service that we offer in which death benefit or surrender proceeds are placed into an interest-bearing account.

Separate Account - Lincoln Life & Annuity Flexible Premium Variable Life

Account Y of Lincoln Life & Annuity Company of New York.

Separate Account Value - An amount equal to the value of amounts allocated or transferred to the Sub-Accounts on a Valuation Day. We also refer to this as the Variable Accumulation Value.

Specified Amount - The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified

Amount chosen at the time of issue is the "Initial Specified Amount". The

Specified Amount may be increased or decreased after issue if allowed by and described in the policy.

Surrender Charge - The charge we may make if you request a Full Surrender of your policy or request a Reduction in Specified Amount of the death benefit.

The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

Surrender Value - An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged

Valuation Day - Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period - The time between Valuation Days

Variable Account Value - See Separate Account Value

Variable Accumulation Unit - A unit of measure used in the calculation of the value of each Sub-Account

We, Us, Our - Lincoln Life & Annuity Company of New York.


                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

                            Dated December 22, 2009

               Relating to Prospectus Dated December 22, 2009 for

                    American Legacy AssetEdgeSM VUL product

  Lincoln Life & Annuity Flexible Premium Variable Life Account Y, Registrant

             Lincoln Life & Annuity Company of New York, Depositor

The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center

One Granite Place

Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the American Legacy

AssetEdgeSM VUL product prospectus.

                          TABLE OF CONTENTS OF THE SAI




Contents                                                   Page

-------------------------------------------------       ----------


    Independent Registered Public Accounting

      Firm.......................................             4

    Accounting Services..........................             4

    Checkbook Service for Disbursements..........             4

    Administrative Services......................             4






Contents                                                   Page

-------------------------------------------------       ----------


POLICY INFORMATION...............................             4

    Corporate and Group Purchasers and Case



                                                                               1


GENERAL INFORMATION

Lincoln Life

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us,

our) (EIN 22-0832760), is a stock life insurance company chartered in New

Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities.

Lincoln Life is an indirect wholly owned subsidiary of Lincoln National

Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current

Accumulation Value of your policy are backed by the claims-paying ability of

Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation

(NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds,

managed accounts, retirement solutions, life insurance, 401(k) and 403(b)

plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance

Department"). An annual statement in a prescribed form is filed with the

Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance

Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets.

Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the

Company.

Capital Markets and Financial Ratings

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity,

increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable

2


to negative. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange

Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits,

contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.

Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate

Account. If this decision is made, we must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the Insurance

Department. The Insurance Department would not approve the change in investment policy if found to be detrimental to the interests of the Owners of the policies or the end result would render our operations hazardous to the public.

In the event of a material change in the investment strategy of any

Sub-Account, you may transfer the amount in that Sub-Account to any other

Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.

Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road,

Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange

Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The

principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $27,684 in 2008 and $15,276 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.

Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.

Advertising

Lincoln Life is ranked and rated by independent financial rating services,

including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and

Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations,

individuals or other parties which recommend Lincoln Life or the policies.

Furthermore, we may occasionally include in advertisements comparisons

                                                                               3


of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

SERVICES

Independent Registered Public Accounting Firm

The financial statements of the Separate Account and the financial statements of Lincoln Life & Annuity Company of New York appearing in this SAI and

Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street,

Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports,

also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One

Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.

Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit

Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of

$5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.

Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln

National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana

46802, which provides administrative services for the policies. The Lincoln

National Life Insurance Company receives no compensation from the Separate

Account for these services.

POLICY INFORMATION

Corporate and Group Purchasers and Case Exceptions

This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. When this policy is applied for by an employer, association, or other group for itself or on behalf of employees, members, or other individuals associated with a group, we may issue such policies on a simplified or guaranteed underwriting basis. In addition, we reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs.

Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship

4


among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

Assignment

While the insured is living, you may assign your rights in the policy,

including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.

Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

Transfer of Ownership

As long as the insured is living, you may transfer all of your rights in the policy by submitting a Written Request to our Administrative Office. You may

revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until recorded by

us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.

On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.

Beneficiary

The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable.

Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while the insured is living, except when we have received an assignment of your policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary,

such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of

Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.

If any Beneficiary dies before the insured, the Beneficiary's potential interest shall pass to any surviving beneficiaries in the appropriate

Beneficiary class, unless otherwise specified to the Company. If no named

Beneficiary survives the insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.

Right to Convert Contract

You may at any time transfer 100% of the Policy's Accumulation Value to the

General Account and choose to have all future Premium Payments allocated to the

General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation

                                                                               5


Value, the Specified Amount, the sex, Attained Age and rating class of the

Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium

Payments, or we credit a higher interest rate or charge a lower Cost of

Insurance Charge than those guaranteed for the General Account.

Change of Plan

Within the first 18 months from the policy date, you may exchange your policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us belonging to the same premium class to which your policy belongs.

The request for exchange must be in writing and received by us within 18 months of the policy date of your policy. Unless otherwise agreed by you and us, the new policy will have the same initial amount of insurance and policy date as the original policy and the issue age of the insured under the new policy will be the issue age of the insured as of the policy date of the original policy.

Any riders and incidental benefits included in the original policy will be included if such riders and incidental benefits are issued with the new policy.

If the conversion results in the increase or decrease in the Accumulation

Value, such increase or decrease will be payable to us by you, as applicable.

The Company may not make an offer to you to exchange your policy without obtaining required regulatory approvals.

Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.

Deferment of Payments

Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.

Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).

Misstatement of Age or Sex

If the age or sex of the insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.

Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid,

less any Indebtedness and the amount of any Partial Surrenders. If the

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insured dies by suicide, while sane or insane, within two years from the date any increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.

PERFORMANCE DATA

Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on

Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads,

  Administrative Fees, and Cost of Insurance Charges), which, if included,

  would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money

Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;

   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV




Where:        P = a hypothetical initial purchase payment of $1,000

              T = average annual total return for the period in question

              N = number of years

              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)



The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

                                                                               7

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(2) there will be a complete redemption upon the anniversary of the 1-year,

    3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".

FINANCIAL STATEMENTS

The December 31, 2008 financial statements of the Separate Account and the

December 31, 2008 financial statements of the Company follow.

8